Exhibit 10.10.1

EXECUTION

AMENDMENT NO. 1 AND INCREASE JOINDER AGREEMENT

TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Amendment No. 1 and Increase Joinder Agreement to Second Amended and Restated Revolving Credit Agreement, dated as of December 28, 2012 (this “Amendment”), is entered into by and among PBF Holding Company LLC, a Delaware limited liability company (“Holdings” or “Administrative Borrower”), Delaware City Refining Company LLC, a Delaware limited liability company (“Delaware City”), Paulsboro Refining Company LLC (f/k/a Valero Refining Company — New Jersey, a Delaware corporation), a Delaware limited liability company (“Paulsboro”) and Toledo Refining Company LLC, a Delaware limited liability company (“Toledo” and together with Holdings, Delaware City and Paulsboro, “Borrowers” and each individually, a “Borrower”), each other Loan Party party hereto, each Lender providing an increase to its Revolving Commitment or a new Revolving Commitment, as the case may be (collectively, the “Commitment Increase Lenders”), and UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below.

RECITALS

A. Borrowers, Administrative Agent and Lenders are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of October 26, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined within this Amendment shall have the meanings assigned to such terms in the Credit Agreement.

B. The Administrative Borrower has requested an increase to the Revolving Commitments in an aggregate principal amount for such increase equal to $200,000,000 pursuant to Section 2.20 of the Credit Agreement (the “Commitment Increase”). Each Commitment Increase Lender has provided an increase to its existing Revolving Commitment or a new Revolving Commitment, as the case may be, in the amount set forth opposite such Commitment Increase Lender’s name on Schedule A to this Amendment.

C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Additional Revolving Commitments.

1.1. Each Commitment Increase Lender hereby acknowledges and agrees that it hereby provides an increase to its Revolving Commitment or a new Revolving Commitment, as the case may be, in the amount set forth opposite such Commitment Increase Lender’s name on Schedule A to this Amendment and each party hereto acknowledges and agrees that, after giving effect to the terms and provisions of this Amendment, including, without limitation, the proposed Commitment Increase, the Commitments of each Lender shall be as set forth on Schedule A to this Amendment.

1.2.	Each Commitment Increase Lender:

(a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment;

(b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

(c) appoints and authorizes Administrative Agent and Collateral Agents to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and the Collateral Agents, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and

(d) solely with respect to each Commitment Increase Lender providing a new Revolving Commitment hereunder, acknowledges and agrees that upon its execution of this Amendment such Commitment Increase Lender shall automatically and without further action become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

1.3. Each Commitment Increase Lender hereby agrees to make its new Revolving Commitment or increased Revolving Commitment, as the case may be, on the following terms and conditions:

(a) The terms and provisions of any Revolving Commitments and Revolving Loans provided in connection with the Commitment Increase shall be identical to the Revolving Commitments and Revolving Loans under the Credit Agreement as in effect immediately prior to giving effect to this Amendment.

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(b) Except as expressly set forth in this Amendment, the increased Revolving Commitments and the Revolving Loans made thereunder, shall be subject to the provisions of the Credit Agreement and the other Loan Documents.

2. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

2.1. Amendment. This Amendment shall have been duly executed and delivered by the Borrowers, each other Loan Party, Administrative Agent and each Commitment Increase Lender.

2.2. Representations and Warranties. Both immediately before and after giving effect to this Amendment, the representations and warranties of each Borrower and each other Loan Party contained in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (or in all respects in the case of any representations and warranties qualified by materiality), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects in the case of any representations and warranties qualified by materiality) as of such earlier date.

2.3. No Default. Both immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist, or would result from, the effectiveness of this Amendment or any Borrowing made on the date thereof.

2.4. Borrowing Base. After giving effect to the Commitment Increase the sum of the total Revolving Exposures shall not exceed the lesser of (a) the total Revolving Commitments and (b) the Borrowing Base then in effect.

2.5. Breakage Payments. The Borrowers shall have made any breakage payments required by Section 2.13 of the Credit Agreement in connection with any adjustment of Revolving Loans pursuant to Section 2.20(d) of the Credit Agreement.

The funding by each Commitment Increase Lender of any portion of its Commitment will be deemed irrevocable evidence of the satisfaction of the conditions set forth in this Section 2.

3. Reference to and Effect Upon the Credit Agreement and other Loan Documents.

3.1. Except for the modifications thereto expressly described in this Amendment, the Credit Agreement and each other Loan Document shall remain in full force and effect.

3.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to be a consent to any waiver of any term or condition or any amendment or modification of any term or condition of the Credit Agreement (except as expressly set forth in Section 1 above) or any other Loan Document.

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3.3. The Loan Parties agree that this Amendment shall be a Loan Document for all purposes of the Credit Agreement (as specifically modified by this Amendment) and the other Loan Documents.

4. Acknowledgment and Consent of Loan Parties. Each Loan Party hereby consents to this Amendment and hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and that the Lien granted to the Agent (as defined in the Security Agreement and the other Security Documents) in each Security Document is and shall continue to be in full force and effect, and each is hereby ratified and confirmed in all respects.

5. Eligible Assignee. By its execution of this Agreement, each Commitment Increase Lender providing a new Revolving Commitment represents and warrants that it is an Eligible Assignee.

6. Notice Information. For purposes of the Credit Agreement, the initial notice address of each Commitment Increase Lender providing a new Revolving Commitment shall be as set forth below its signature below.

7. Recordation of New and Increased Revolving Commitments. Upon the effective date of this Amendment, Administrative Agent will record the new Revolving Commitments or increased Revolving Commitments, as the case may be, of each Commitment Increase Lender in the Register and reallocate existing Loans, Swingline Loan participations and Letter of Credit participations among the Lenders according to the new Revolving Commitments.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

9. Costs and Expenses. As provided in Section 10.03 of the Credit Agreement, Borrowers shall pay the reasonable out-of-pocket expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

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11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

PBF HOLDING COMPANY LLC, as a Borrower

By:	/s/ Jeffrey Dill

Name: Jeffrey Dill
Title: Senior Vice President

DELAWARE CITY REFINING COMPANY LLC, as a Borrower

By:	/s/ Jeffrey Dill

Name: Jeffrey Dill
Title: Senior Vice President

PAULSBORO REFINING COMPANY LLC, as a Borrower

By:	/s/ Jeffrey Dill

Name: Jeffrey Dill
Title: Senior Vice President

TOLEDO REFINING COMPANY LLC, as a Borrower

By:	/s/ Jeffrey Dill

Name: Jeffrey Dill
Title: Senior Vice President

[Signature Page — PBF - Amendment No. 1 and Increase Joinder Agreement —

Second Amended and Restated Revolving Credit Agreement]

PBF POWER MARKETING, LLC, as a Subsidiary Guarantor

By:	/s/ Jeffrey Dill

Name: Jeffrey Dill
Title: Senior Vice President

DELAWARE PIPELINE COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ Jeffrey Dill

Name: Jeffrey Dill
Title: Senior Vice President

PAULSBORO NATURAL GAS PIPELINE COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ Jeffrey Dill

Name: Jeffrey Dill
Title: Senior Vice President

PBF INVESTMENTS LLC, as a Subsidiary Guarantor

By:	/s/ Jeffrey Dill

Name: Jeffrey Dill
Title: Senior Vice President

[Signature Page — PBF - Amendment No. 1 and Increase Joinder Agreement —

Second Amended and Restated Revolving Credit Agreement]

PBF FINANCE CORPORATION, as a Subsidiary Guarantor

By:	/s/ Jeffrey Dill

Name: Jeffrey Dill
Title: Senior Vice President

[Signature Page — PBF - Amendment No. 1 and Increase Joinder Agreement —

Second Amended and Restated Revolving Credit Agreement]

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Lana Gifas

Name: Lana Gifas
Title: Director

By:	/s/ Joselin Fernandes

Name: Joselin Fernandes
Title: Associate Director

[Signature Page — PBF - Amendment No. 1 and Increase Joinder Agreement —

Second Amended and Restated Revolving Credit Agreement]

NATIXIS, NEW YORK, as a Lender

By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title: Managing Director

By:	/s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Managing Director

[Signature Page — PBF - Amendment No. 1 and Increase Joinder Agreement —

Second Amended and Restated Revolving Credit Agreement]

Schedule A to

Amendment No. 1 and Increase Joinder Agreement to Second Amended and Restated Revolving

Credit Agreement

Lender	Amount of Revolving Commitment Immediately Prior to Giving Effect to Amendment No. 1	Increased or New Revolving Commitment in connection with Amendment No. 1	Amount of Revolving Credit Commitment after Giving Effect to Amendment No. 1
UBS AG, Stamford Branch	$150,000,000.00	—	$150,000,000.00
Deutsche Bank Trust Company Americas	$150,000,000.00	—	$150,000,000.00
Morgan Stanley Senior Funding, Inc.	$24,137,931.03	—	$24,137,931.03
Morgan Stanley Bank, N.A.	$63,362,068.97	—	$63,362,068.97
Credit Suisse AG, Cayman Islands Branch	$87,500,000.00	—	$87,500,000.00
Bank of America, N.A.	$150,000,000.00	—	$150,000,000.00
Citibank, NA	$150,000,000.00	—	$150,000,000.00
Wells Fargo Bank, N.A.	$150,000,000.00	—	$150,000,000.00
Sovereign Bank	$50,000,000.00	—	$50,000,000.00
Royal Bank of Canada	$75,000,000.00	—	$75,000,000.00
Union Bank, N.A.	$75,000,000.00	—	$75,000,000.00
Barclays Bank PLC	$75,000,000.00	—	$75,000,000.00
Credit Agricole Corporate & Investment Bank	$50,000,000.00	$50,000,000.00	$100,000,000.00
BNP Paribas	$75,000,000.00	—	$75,000,000.00
The Bank of Nova Scotia	$50,000,000.00	—	$50,000,000.00
Natixis, New York Branch	—	$150,000,000.00	$150,000,000.00

TOTAL:	$1,375,000,000.00	$200,000,000.00	$1,575,000,000.00